UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED):

September 13, 2011

THE TIMBERLAND COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-9548	02-0312554
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

200 DOMAIN DRIVE

STRATHAM, NH 03885

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code:

(603) 772-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                                             Termination of Material Definitive Agreement

On September 13, 2011, and in connection with the Merger (as defined below), The Timberland Company (the “Company”) terminated the Second Amended and Restated Revolving Credit Agreement dated as of June 2, 2006 among the Company, certain banks listed therein and Bank of America, N.A., as administrative agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). No early termination penalties were incurred by the Company in connection with the termination of the Credit Agreement.

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On September 13, 2011, the Company completed the merger contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 12, 2011, among the Company, V.F. Corporation, a Pennsylvania corporation (“Parent”) and VF Enterprises, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, the Company was acquired by Parent through a merger of Merger Sub with and into the Company (the “Merger”).

Merger Agreement

Pursuant to the Merger Agreement, Merger Sub merged with and into the Company, and the Company will continue as the surviving corporation (the “Surviving Corporation”) and as a wholly-owned subsidiary of Parent.

Under the Merger Agreement, each outstanding share of the Company’s Class A and Class B common stock, par value $0.01 per share (the “Company Common Stock”), was converted into the right to receive $43.00 in cash (the “Merger Consideration”), other than those shares of the Company Common Stock held by stockholders who were entitled to and who properly exercised, and do not withdraw or lose, their appraisal rights under Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) and shares in the treasury of the Company or held by Parent or any direct or indirect subsidiary of the Company or Parent immediately prior to the effective time of the Merger (the “Effective Time”). In addition, each outstanding option to purchase shares of Company Common Stock at the Effective Time was canceled, and each holder thereof is entitled to receive a cash payment equal to the excess of $43.00 over the per share exercise price for such option multiplied by the number of shares subject to such option, less any required withholding taxes. Outstanding shares of Company Common Stock granted subject to vesting or other restrictions pursuant to any stock plan or contract of the Company’s vested and became free of such restrictions in exchange for a cash payment equal to $43.00, less any required withholding taxes, and each outstanding restricted stock unit and performance stock unit granted subject to vesting or other restrictions pursuant to any stock plan or contract of the Company’s, other than the Company’s 1991 Employee Stock Purchase Plan, vested and became free of such restrictions in consideration for a cash payment equal to $43.00, less any required withholding taxes, multiplied by the number of shares subject to such restricted stock unit or performance stock unit.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 13, 2011, and is incorporated herein by reference.

Item 3.01                                             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 13, 2011, in connection with the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger has been completed, and requested that trading of the Company’s Class A common stock on the NYSE be suspended prior to the opening of trading on September 14, 2011.  In addition, the Company requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist and deregister the Company’s Class A common stock on September 14, 2011.

In addition, the Company intends to file with the SEC a certification and notice of termination with respect to the Company’s Class A common stock on Form 15, requesting that the Company’s Class A common stock be deregistered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Company’s Class A common stock under Sections 13(a) and 15(d) of the Exchange Act be suspended.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated in this Item by reference.

Item 3.03                                             Material Modification to Rights of Security Holders.

As described in Item 2.01, as a result of the Merger, each remaining share of Company Common Stock (except for shares held by Parent, the Company, subsidiaries of either Parent or the Company, and stockholders who properly exercised and do not withdraw their appraisal rights under Section 262 of the DGCL with respect to such shares) was converted into the right to receive the Merger Consideration. At the Effective Time, the Company’s stockholders immediately prior to the Effective Time ceased to have any rights as stockholders in the Company (other than the right to receive the Merger Consideration) and accordingly no longer have any interest in the Company’s future earnings or growth.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated in this Item by reference.

Item 5.01                                             Changes in Control of Registrant.

As described in Item 2.01, on September 13, 2011, pursuant to the terms of the Merger Agreement, the acquisition of the Company by Parent through the merger of Merger Sub with and into the Company was consummated, resulting in a change of control of the Company.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the Effective Time of the Merger the sole director of Merger Sub immediately prior to the Effective Time became the sole director of the Surviving Corporation. In connection therewith, each of Catherine E. Buggeln, Andre J. Hawaux, Kenneth T. Lombard, Edward W. Moneypenny, Peter R. Moore, Bill Shore, Sidney W. Swartz and Terdema L. Ussery, II resigned from the Company’s board of directors and Jeffrey B. Swartz resigned from the Company’s board of directors and his positions as President and Chief Executive Officer of the Company. Also at the Effective Time, the officers of the Company other than Jeffrey B. Swartz became the officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal. In addition, immediately following the Effective Time, Steven E. Rendle, Vice President and Group President — Outdoor & Action Sports Americas of Parent, was appointed as interim President and Chief Executive Officer of the Company.  Mr. Rendle’s biographical information is contained under the heading “Executive Officers of VF” in Part I, Item 1 of the Annual Report on Form 10-K for Parent filed on March 2, 2011.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 13, 2011, the Company’s certificate of incorporation and by-laws were amended and restated to be identical to the certificate of incorporation and by-laws of Merger Sub, other than the name of the corporation, which remained The Timberland Company, and the provisions relating to indemnification and exculpation of, and advancement of expenses to, the Company’s officers and directors, which are consistent with the corresponding provisions of the Company’s certificate of incorporation and by-laws. The amended and restated certificate of incorporation of the Company and the Company’s amended by-laws are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2.

Item 7.01                                             Regulation FD Disclosure.

On September 13, 2011, Parent issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits:

3.1                                 Amended and Restated Certificate of Incorporation of the Company

3.2                                 Amended By-Laws of the Company

99.1                           Press release dated as of September 13, 2011, issued by V.F. Corporation, regarding the completion of the Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMBERLAND COMPANY

Date: September 13, 2011	By:	/s/ Carrie W. Teffner
Name: Carrie W. Teffner
Title: Chief Financial Officer

Exhibit Index

3.1                                 Amended and Restated Certificate of Incorporation of the Company

3.2                                 Amended By-Laws of the Company

99.1                           Press release dated as of September 13, 2011, issued by V.F. Corporation, regarding the completion of the Merger